UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 28, 2005
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
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              (c)   Effective February 28, 2005, Touchstone Applied
Science Associates, Inc. (the "Company") appointed Anne Hunt
Cheevers as Senior Vice President and Chief Operating Officer of
TASA-Proprietary Division. The Company has entered into an employment agreement with Ms. Cheevers for an initial one-year term, automatically renewable for additional one-year terms, subject to early termination notices given by either party prior to the expiration of the then current term. Pursuant to such employment agreement, Ms. Cheevers will be paid an annual base salary of $170,000, will be eligible to receive an incentive bonus (to be not less than $35,000 for the first year of employment) and was granted 40,000 options to purchase shares of the Company's Common Stock pursuant to the Company's stock option plan, at an exercise price of $3.10 per share, subject to vesting upon the completion of one year of employment.
              Prior to her employment by the Company, Ms. Cheevers was Vice President at The McGraw-Hill Companies' Aviation Group.
She served as Group Vice President of Marketing of Trilegiant
Corporation, a subsidiary of Cendant Corporation, in Norwalk, Connecticut from 1999-2003. From 1996 through 1999, Ms.
Cheevers was Vice President of Marketing, Product Development and Sales for the Bureau of Business Practice in Waterford, Connecticut, a division of Simon & Schuster. Ms. Cheevers is a graduate of the University of Chicago.

ITEM 9.01(c). EXHIBITS.
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              Exhibit 10.1  Employment Agreement, dated as of
February 28, 2005, Touchstone Applied Science Associates, Inc.
and Anne Hunt Cheevers.


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                              SIGNATURES
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              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

Date:  March 4, 2005



                                  By: /s/ ANDREW L. SIMON
                                      -------------------------------------
                                      Andrew L. Simon
                                      President and Chief Executive Officer
                                      and Chief Financial Officer

                           INDEX TO EXHIBITS
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Exhibit
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10.1       Employment Agreement, dated as of February 28, 2005,
           Touchstone Applied Science Associates, Inc. and
           Anne Hunt Cheevers.